Business Combinations And Discontinued Operations	12 Months Ended
Dec. 31, 2011
Business Combinations And Discontinued Operations [Abstract]
Business Combinations and Discontinued Operations

Note C: Business Combinations and Discontinued Operations

Business Combinations. The Corporation completed several acquisitions in 2011, 2010 and 2009 that are not financially material business combinations. In 2011, the Corporation paid $91,569,000 for acquisitions in the metropolitan Denver, Colorado region and San Antonio, Texas. These acquisitions included aggregates quarry sites and downstream ready mixed concrete, asphalt and road paving businesses. In 2010, the Corporation paid $43,299,000 for an aggregates distribution facility at Port Canaveral, Florida and a sand and gravel business near Charlotte, North Carolina. In 2009, the Corporation paid $49,593,000 for acquisitions, including aggregates quarry sites in Nebraska, Wyoming and Utah.

Divestitures and Permanent Closures. Divestitures and permanent closures of underperforming operations of the Aggregates business represent discontinued operations, and, therefore, the results of their operations through the dates of disposal and any gain or loss on disposals are included in discontinued operations in the consolidated statements of earnings. The results of operations for divestitures do not include Corporate overhead that was allocated during the periods the Corporation owned these operations.

Discontinued operations, which include the River District operations divested in 2011, consist of the following:

years ended December 31
(add 000)	2011	2010	2009
Net sales	$64,567	$75,414	$78,741

Pretax (loss) gain on operations	$(3,821)	$(1,733)	$5,126
Pretax gain (loss) on disposals	9,986	(4)	(17)
Pretax gain (loss)	6,165	(1,737)	5,109
Income tax expense (benefit)	2,208	(1,575)	1,593
Net earnings (loss)	$3,957	$(162)	$3,516